UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N‑CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811‑24002

TCW Private Asset Income Fund
(Exact name of registrant as specified in charter)

515 South Flower Street, Los Angeles, CA 90071
(Address of principal executive offices)

Peter Davidson, Esq.
Vice President and Secretary
515 South Flower Street
Los Angeles, CA 90071
(Name and address of agent for service)
Registrant’s telephone number, including area code: (213) 244‑0000
Date of fiscal year end: December 31
Date of reporting period: June 30, 2026

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e‑1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

 Semi‑Annual Report

  June 30, 2026

TCW Private Asset Income Fund

Table of Contents June 30, 2026

TCW Private Asset Income Fund (TPAY)

To the shareholders of the TCW Private Asset Income Fund:
Dear Shareholders,
TCW is pleased to present the 2026 semi-annual report for the TCW Private Asset Income Fund (“TPAY” or the “Fund”). TPAY is designed to seek attractive risk-adjusted returns and current income by primarily allocating assets across a wide range of private credit strategies, with a focus on asset-backed credit strategies. We appreciate the trust you have placed in us and welcome the opportunity to review the Fund’s performance, positioning, and our outlook for the asset-backed finance market.
Executive Summary
TPAY continued to gain momentum during the first half of 2026, crossing $500 million in assets under management and ending the second quarter with $556.7 million in net assets. The Fund delivered positive performance across share classes year to date through June 30, 2026, with I Share class returned 2.32% over the second quarter and 4.10% year to date. The Fund also outpaced the Bloomberg U.S. Aggregate ABS Total Return Index by 157 basis points over the quarter and 304 basis points year to date, respectively.
Portfolio income remained an important contributor to returns. The Fund’s weighted average yield, based on fair value and excluding cash, was 10.06% as of June 30, 2026, while effective duration declined to 0.77 years as certain positions paid down. We believe the portfolio remains positioned to deliver diversified income while emphasizing structural protections, covenants, and disciplined underwriting.

Key Facts as of June 30, 2026
Total Assets Under Management	$556.7M
Distributions	Declared Daily, Paid Quarterly
		Q3 2025	Q4 2025	Q1 2026	Q2 2026
	A Share	$0.1684	$0.3275	$0.1837	$0.1829
	I Share	$0.1906	$0.2227	$0.2039	$0.2111
	I‑3 Share	$0.0764	$0.1993	$0.1934	$0.1990
Annualized Dividend Yield	As of 06/30/206
	A Share				8.75%
	I Share				8.29%
	I‑3 Share				7.95%
Weighted Average Yield (based on fair value, excluding cash)					10.06%
Effective Duration					0.77 Years
SEC Yield (30‑day current yield ended 06/30/2026)	A Share				7.27%
	I Share				8.65%
	I‑3 Share				7.79%
Fund Performance (%)				YTD	Since Inception	*
	A Share			3.54%	7.19%
	I Share			4.10%	8.08%
	I‑3 Share			3.77%	6.64%
Expense Ratio (%)				Net	Sales Load
	A Share			2.35%	3.50%
	I Share			1.40%
	I‑3 Share			1.80%

*	Not annualized for period less than one year

Sector Allocation

	Fair Value ($)	% of Portfolio
Credit Cards	$177,270,457	30.73%
Hard Assets	$94,334,509	16.35%
Money Market Fund	$80,305,193	13.92%
Commercial	$79,905,159	13.85%
Real Estate	$77,409,080	13.42%
Unsecured Installment Loans	$24,920,960	4.32%
Financial Assets	$22,261,888	3.86%
Auto	$11,370,293	1.97%
Residential Mortgage Credit	$5,952,692	1.03%
Other – Consumer Credit	$3,086,305	0.54%
TOTAL	$576,816,536	100.00%

Residential Mortgage Credit 1%
<1% Other - Consumer Credit
Auto 2%
Financial Assets
Unsecured Installment Loans
4%
4%
Real Estate
13%
31%
Credit Cards
Commercial
14%
16%
14%
Hard Assets
Money Market Fund

Source: TCW; May not total 100% due to rounding
Portfolio characteristics and securities are subject to change at any time. There is no assurance that any of the securities mentioned will remain in the underlying Fund’s portfolio. Allocations shown are subject to change. It should not be assumed that an investment in the securities listed was or will be profitable.
Market Backdrop
The second quarter began with elevated geopolitical risk, energy price volatility, and uncertainty around inflation and central bank policy. Risk sentiment improved materially as Middle East tensions de‑escalated and oil prices declined from earlier highs. Fixed income and securitized credit markets produced positive returns despite continued policy uncertainty and geopolitical volatility.
The artificial intelligence infrastructure buildout remained a dominant market theme, supporting corporate earnings expectations, capex plans, and demand for technology-linked assets. Securitized markets posted resilient performance during the quarter, with CLOs among the strongest-performing sectors and ABS issuance remaining elevated.

Portfolio Commentary and Deployment
The portfolio remained diversified across a range of consumer and commercial asset-backed finance opportunities, with the largest allocations concentrated in credit card receivables, hard assets, commercial finance and real estate. We believe this construction balances attractive income generation with diversification across collateral types and economic cycles while maintaining a strong emphasis on structural protection and downside mitigation.
During the quarter, the main sector allocation changes were a 4.53% increase in real estate exposure, while auto and residential mortgage credit exposure declined by 3.47% and 2.90%, respectively. The Fund ended the quarter with a higher cash balance due to a paydown in a subprime auto transaction. The transaction paid down as the originator ‘termed out’ collateral into public ABS investments.

Investment Philosophy in Practice: Consumer Credit
Consumer credit remains one of the largest and most diverse opportunity sets within asset-backed finance, spanning a broad range of borrower profiles, loan types, and risk characteristics. As a result, our assessment extends beyond headline economic indicators and focuses on the underlying drivers of collateral performance, borrower behavior, and transaction structure. We believe this flexibility allows us to identify opportunities where risk and return are more attractive than broad market assessments might suggest.
During the first half of 2026, overall household balance sheets remained healthy and debt burdens generally manageable, although certain consumer segments continued to face pressure from higher living costs and elevated energy prices. We maintain regular dialogue with originators and monitor payment trends and collateral performance across the portfolio. Based on these observations, we believe consumer performance within our investments has remained generally consistent with expectations.
Our investment approach focuses not only on the quality of the underlying collateral, but also on the economics and structure of each transaction. In our view, attractive investment opportunities can exist when pricing, excess spread, attachment point, and structural protections provide sufficient compensation for risk. As a result, we continue to emphasize investments where disciplined underwriting, careful capital structure positioning, and strong downside protections support attractive risk-adjusted return potential.
Portfolio Construction and Risk Profile
TPAY is constructed with an emphasis on diversified income, structural protection, and measured exposure across asset-backed finance sectors. The Fund targets highly negotiated transactions that can provide a margin of safety through structural credit enhancements and covenants. We continue to focus on transactions where pricing, collateral quality, attachment point, excess spread, and structural protections provide sufficient compensation for the risks identified during underwriting.
An example from the second quarter was the paydown of a private ABF facility by a subprime auto originator, which moved collateral into its inaugural private ABS transaction. The transaction illustrates how private ABF can support originator growth and provide bridge capital to longer-term ABS financing while allowing TPAY to earn a spread premium during the warehouse period.

Looking Ahead
Looking ahead, we see attractive opportunities to provide flexible private credit solutions across consumer credit and select real estate sectors, even as spreads remain generally tight across markets. In residential and commercial real estate, dislocations created by higher interest rates, constrained bank lending, and shifting property demand are generating opportunities for private lenders to provide capital against real assets with structural protections, borrower equity, and identifiable paths to value creation.
We remain modestly positioned in an environment where spreads are tight across the landscape. We believe there are opportunities in investments with 500‑600 basis point spreads and low risk of default, and we are comfortable with the risk of the structures in which the Fund is invested despite macroeconomic uncertainty and potential headwinds.
Closing
We have constructed TPAY around diversified asset-backed finance exposure, disciplined underwriting, and structural protections. We believe this approach positions the Fund to pursue opportunities across public and private asset-backed markets while maintaining a focus on current income, downside protection, and risk-adjusted returns. We are grateful for your continued trust and partnership.
Sincerely,
Dylan Ross
Managing Director,
Portfolio Manager and
Head of Asset - Backed Finance

TCW Private Asset Income Fund

Top Holdings and Industries (Unaudited)	June 30, 2026

Portfolio holdings and industries are subject to change. Percentages are as of June 30, 2026, and are based on fair values over net assets.

Top Ten Industries
Other - Secured	17.4%
Credit Cards - Prime	15.9%
Commercial Real Estate	13.9%
Credit Cards - Near Prime	10.8%
Small Business Lending - Near Prime	7.1%
Small Business Lending - Prime	5.0%
Credit Cards - Non Prime	4.4%
Unsecured Installment Loans - Prime	3.1%
Unsecured Installment Loans	2.1%
Fiber	1.9%

Top Ten Holdings
FBL Bridge Loan Portfolio (1)	13.4%
Cardless Asset Receivable Trust	10.2%
Mercury Financial Credit Card Master Trust	9.5%
Sothebys Art Loan Trust LLC	6.6%
Imprint Payments, Inc.	5.6%
Cherry SPV IX LLC	2.9%
Sotheby’s Artfi Master Trust	2.5%
Ondeck Asset Securitization Trust - 2024 1A - C	2.2%
Ondeck Asset Securitization Trust - 2025 2A - D	2.0%
PIXEL 2025‑2	1.9%

(1)	This pertains to a portfolio of whole loans. After accounting for leverage, the Fund’s net exposure in this position is represents 9.77% of the Fund’s net assets.

TCW Private Asset Income Fund

Consolidated Schedule of Investments (Unaudited)	June 30, 2026

Investments (1)	Description	Footnotes	Industry	Interest Rate	Reference Rate & Spread (2)	Maturity Date	Principal/ Shares	Amortized Cost (3)	Fair Value
Asset Backed Loans
Mezzanine Debt — 40.8%
Arra Finance Automobile Trust I	Revolver	(4)(5)	Prime and Non‑Prime Auto - Non Prime	11.54%	30‑day SOFR+790	07/26/2027	$6,867,723	$6,608,215	$6,826,517
Cardless Asset Receivable Trust	Revolver	(4)(5)	Credit Cards - Prime	12.62%	30‑day SOFR+900	04/15/2028	57,330,367	57,022,439	56,992,692
Cherry SPV IX LLC	Revolver	(4)(5)	Unsecured Installment Loans - Prime	10.62%	30‑day SOFR+700	10/01/2029	16,269,402	16,181,099	16,237,484
Flexible Finance SPV III, LLC	Revolver	(4)(5)	Other - Unsecured	10.62%	30‑day SOFR+700	05/20/2028	3,114,459	3,044,741	3,111,974
Imprint Payments, Inc.	Revolver	(4)(5)	Credit Cards - Prime	9.62%	30‑day SOFR+600	03/31/2031	31,473,637	31,236,697	31,343,223
Mercury Financial Credit Card Master Trust	Revolver	(4)(5)	Credit Cards - Near Prime	11.42%	30‑day SOFR+780	04/20/2029	52,645,161	52,580,840	52,705,876
PIXEL 2025‑2	Revolver	(4)(6)	Other - Secured	8.58%	90‑day LIBOR Euro+650	12/29/2034	9,500,000	11,344,055	10,752,587
Sothebys Art Loan Trust LLC	Revolver	(4)(5)	Other - Secured	8.70%	90‑day SOFR+500	12/20/2030	36,434,396	36,434,396	36,434,396
UP SP Gemini Holdings LLC	Equity	(4)	Unsecured Installment Loans				7,672,500	7,672,500	7,776,923
Upgrade, Inc.	Revolver	(4)(5)	Prime and Non‑Prime Auto - Prime	9.61%	30‑day SOFR+675	12/15/2028	4,774,533	4,609,902	4,759,742

								226,734,884	226,941,414

Senior Debt — 15.0%
2015 Park Street L.P.	Bridge Loans	(4)(5)(7)	Commercial Real Estate	9.90%		03/01/2027	6,800,000	6,800,000	6,789,676
3J South Bay 25 LLC	Bridge Loans	(4)(7)	Commercial Real Estate	10.50%		10/01/2026	962,500	962,500	962,015
4J South Bay LLC	Bridge Loans	(4)(7)	Commercial Real Estate	10.50%		12/01/2026	1,058,575	1,058,575	1,059,594
5942 Willoughby Avenue LLC	Bridge Loans	(4)(5)(7)	Commercial Real Estate	8.99%		06/01/2028	1,062,500	1,062,500	1,060,541
7111 E 21st St LLC	Bridge Loans	(4)(7)	Commercial Real Estate	11.00%		08/01/2027	1,239,884	1,236,127	1,244,230
Andrew Correnti	Bridge Loans	(4)(7)	Commercial Real Estate	9.50%		05/01/2027	1,540,000	1,540,000	1,537,044
Baksdara LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.99%		03/01/2027	630,000	630,000	629,044
Dean Hill	Bridge Loans	(4)(7)	Commercial Real Estate	9.50%		06/01/2027	4,025,000	4,025,000	4,017,751
Eich Group of Bedford LLC	Bridge Loans	(4)(7)	Commercial Real Estate	10.00%		09/01/2026	1,000,000	1,000,000	1,000,093
Firewheel Commons LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.50%		05/01/2027	3,750,000	3,750,000	3,742,850
Green Electronics Solutions (Charlotte) Inc.	Bridge Loans	(4)(7)	Commercial Real Estate	10.50%		01/01/2027	2,847,000	2,847,000	2,842,013
Hammill Project LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.75%		08/01/2026	1,800,000	1,800,000	1,800,634
Horizon RE Properties LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.50%		11/01/2026	1,500,000	1,500,000	1,500,128

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Schedule of Investments (Unaudited) (Continued)

Investments (1)	Description	Footnotes	Industry	Interest Rate	Reference Rate & Spread (2)	Maturity Date	Principal/ Shares	Amortized Cost (3)	Fair Value
Senior Debt (Continued)
Ideal Home Builders, Inc.	Bridge Loans	(4)(5)(7)	Commercial Real Estate	9.75%		02/01/2027	$474,490	$474,490	$473,521
Kathryn Edwina James Separate Property Trust	Bridge Loans	(4)(7)	Commercial Real Estate	9.95%		06/01/2027	2,200,000	2,200,000	2,196,043
Keystone Capital LLC	Bridge Loans	(4)(7)	Commercial Real Estate	10.50%		08/01/2026	1,920,000	1,919,787	1,925,067
King 25 LLC	Bridge Loans	(4)(5)(7)	Commercial Real Estate	9.99%		10/01/2026	1,692,447	1,692,447	1,692,521
Lorenzo 26 LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.50%		06/01/2027	4,300,000	4,298,218	4,295,100
Lower Tule River Pistachio Growers, LLC	Bridge Loans	(4)(5)(7)	Commercial Real Estate	8.25%		04/01/2027	4,625,000	4,625,000	4,616,943
MOMO 1 LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.50%		01/01/2027	1,400,000	1,400,000	1,397,538
Napnot Texas LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.50%		12/01/2026	5,575,000	5,575,000	5,571,550
Nomura Corporate Funding Americas LLC	Participation Agreement	(4)	Fund Finance	7.23%	90‑day SOFR+350	04/11/2030	9,324,934	9,324,934	9,324,934
Ogden MHP Owner LLC	Bridge Loans	(4)(7)	Commercial Real Estate	10.50%		11/01/2026	3,900,000	3,900,000	3,896,113
Rani Enterprises, LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.99%		05/01/2027	1,100,000	1,100,000	1,097,800
Riverside 25 LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.99%		10/01/2026	1,607,000	1,607,000	1,607,070
Rushing Commercial Crossing LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.50%		03/01/2027	2,150,000	2,150,000	2,145,056
Rus‑Ionita Family Trust	Bridge Loans	(4)(7)	Commercial Real Estate	9.50%		05/01/2027	1,120,000	1,120,000	1,117,850
The Incredibles III LLC	Bridge Loans	(4)(7)	Commercial Real Estate	9.95%		10/01/2027	4,717,500	4,717,500	4,705,353
Washington Marina Apartments LLC	Bridge Loans	(4)(7)	Commercial Real Estate	10.00%		02/01/2027	3,500,000	3,500,000	3,491,675
Whitsett Dream LLC	Bridge Loans	(4)(7)	Commercial Real Estate	10.50%		01/01/2027	5,980,000	5,980,000	5,990,574

								83,796,078	83,730,321

Asset Backed Loans Total — 55.8%								$310,530,962	$310,671,735

Asset Backed Securities
Mezzanine Debt — 31.3%
Avis Budget Rental Car Funding	Series 2021‑2A, Class D	(8)	Other - Secured	4.08%		02/20/2028	$6,500,000	$6,323,979	$6,452,508
Avis Budget Rental Car Funding	Series 2022‑1A, Class D	(8)	Other - Secured	6.36%		08/21/2028	10,000,000	9,999,007	10,032,684
Avis Budget Rental Car Funding	Series 2023‑7A, Class D	(8)	Other - Secured	7.98%		08/21/2028	6,460,000	6,459,897	6,536,371
Cherry Securitization Trust	Series 2024‑1A, Class D	(8)	Unsecured Installment Loans - Prime	12.28%		04/15/2032	1,000,000	1,023,169	1,015,890
Consolidated Communications LLC	Series 2025‑4A, Class C	(8)	Fiber	8.10%		12/20/2055	8,000,000	8,107,069	8,202,925
Credibly Asset Securitization	Series 2026‑1A, Class D	(8)	Small and Mid‑Sized Business (SMB)	9.42%		03/15/2032	3,000,000	2,999,327	3,002,243
FF Asset Securitization LLC	Series 2025‑1A, Class C	(8)	Small Business Lending - Non Prime	11.17%		12/17/2031	9,500,000	9,499,967	9,431,189
Firstlight Issuer, LLC	Series 2026‑1A, Class C	(8)	Fiber	7.54%		06/20/2056	2,100,000	2,099,943	2,112,686

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

June 30, 2026

Investments (1)	Description	Footnotes	Industry	Interest Rate	Reference Rate & Spread (2)	Maturity Date	Principal/ Shares	Amortized Cost (3)	Fair Value
Mezzanine Debt (Continued)
Fora Financial Asset Securitization	Series 2026‑1A, Class C	(8)	Small Business Lending - Near Prime	7.51%		06/15/2032	$4,000,000	$3,999,729	$4,004,127
Fora Financial Asset Securitization	Series 2026‑1A, Class D	(8)	Small Business Lending - Near Prime	10.21%		06/15/2032	2,250,000	2,249,914	2,253,665
Fora Financial Asset Securitization	Series 2026‑1A, Class E	(8)	Small Business Lending - Near Prime	12.78%		06/15/2032	1,375,000	1,374,800	1,379,109
Fortiva Retail Credit Master Note Business Trust	Series 2025‑2, Class C	(4)(8)	Credit Cards - Near Prime	12.52%		05/15/2031	7,700,000	7,699,248	7,626,090
NFAS, LLC	Series 2025‑1, Class C	(8)	Small Business Lending - Near Prime	8.19%		05/15/2031	9,602,000	9,627,359	9,677,332
NFAS, LLC	Series 2025‑1, Class D	(8)	Small Business Lending - Near Prime	11.93%		05/15/2031	6,169,000	6,185,285	6,214,335
Ondeck Asset Securitization Trust	Series 2024‑1A, Class C	(8)	Small Business Lending - Prime	8.99%		06/17/2031	12,000,000	12,219,614	12,240,895
Ondeck Asset Securitization Trust	Series 2025‑1A, Class D	(8)	Small Business Lending - Prime	8.77%		04/19/2032	4,200,000	4,266,934	4,249,856
Ondeck Asset Securitization Trust	Series 2025‑2A, Class D	(8)	Small Business Lending - Prime	8.58%		11/17/2032	11,129,000	11,273,442	11,265,867
Par Issuer Trust	Series 2026‑1A, Class B	(8)	Unsecured Installment Loans	7.84%		12/15/2032	4,000,000	3,999,908	3,969,547
Perimeter Master Note Business Trust	Series 2025‑2, Class C	(4)(8)	Credit Cards - Non Prime	8.94%		09/15/2031	10,000,000	10,000,000	9,881,737
Perimeter Master Note Business Trust	Series 2025‑2, Class D	(4)(8)	Credit Cards - Non Prime	13.24%		09/15/2031	5,000,000	5,000,000	4,943,391
Perimeter Master Note Business Trust	Series 2025‑1A, Class C	(8)	Credit Cards - Non Prime	8.49%		12/16/2030	5,000,000	4,999,148	4,922,686
Perimeter Master Note Business Trust	Series 2025‑1A, Class D	(8)	Credit Cards - Non Prime	12.80%		12/16/2030	5,000,000	4,999,526	4,961,007
RFS Asset Securitization II, LLC	Series 2024‑1, Class C	(8)	Small Business Lending - Near Prime	8.35%		07/15/2031	1,750,000	1,757,173	1,770,581
RFS Asset Securitization LLC	Series 2025‑1, Class C	(8)	Small Business Lending - Near Prime	7.65%		05/15/2032	5,809,000	5,828,195	5,829,904
RFS Asset Securitization LLC	Series 2025‑1, Class D	(8)	Small Business Lending - Near Prime	11.11%		05/15/2032	2,000,000	1,999,958	2,003,107

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Schedule of Investments (Unaudited) (Continued)

Investments (1)	Description	Footnotes	Industry	Interest Rate	Reference Rate & Spread (2)	Maturity Date	Principal/ Shares	Amortized Cost (3)	Fair Value
Mezzanine Debt (Continued)
RFS Asset Securitization LLC	Series 2025‑1, Class E	(8)	Small Business Lending - Near Prime	13.11%		05/15/2032	$6,576,000	$6,575,871	$6,582,950
Sothebys Artfi Master Trust	Series 2026‑1A, Class E	(8)	Other - Secured	7.27%		06/20/2033	13,750,000	13,792,662	13,858,376
US Bank National Association	Series 2026-SUP1, Class R	(8)	Other - Secured	10.10%		06/27/2033	10,000,000	10,000,000	10,024,591

Asset Backed Securities Total — 31.3%								$174,361,124	$174,445,649

Collateralized Loan Obligation
Mezzanine Debt — 1.1%
Magnetite CLO LTD	Series 2024‑42A, Class A	(8)	Other - Secured	7.43%		01/25/2038	$5,000,000	$3,484,526	$2,912,362
PFP III	Series 2025‑12, Class D	(8)	Commercial Real Estate	6.83%		12/18/2042	3,000,000	3,032,927	3,008,226

Collateralized Loan Obligation Total — 1.1%								$6,517,453	$5,920,588

Residential Mortgage Backed Securities
Senior Debt — 1.1%
Angel Oak Mortgage Trust	Series 2025‑HB1, Class A‑1	(8)	Agency & Non‑Agency Residential Mortgages - Near Prime	6.34%	30‑day SOFR+180	02/25/2055	$1,851,549	$1,851,549	$1,865,125
PRPM 2025-RPL3, LLC	Series 2025-RPL3, Class A‑1	(8)	Agency & Non‑Agency Residential Mortgages - Near Prime	3.25%		04/25/2055	4,222,527	3,994,011	4,087,567

Residential Mortgage Backed Securities Total — 1.1%								$5,845,560	$5,952,692

Total Investments — 89.3%								$497,255,099	$496,990,664

Net unrealized depreciation on unfunded commitments — (0.1)%									(431,296)

Other assets in excess of liabilities — 10.8%									$60,110,143

Net Assets — 100.0%									$556,669,511

(1)	Unless otherwise indicated, issuers of debt investments held by the Fund are denominated in dollars. All debt investments are income producing unless otherwise indicated.
(2)
Represents the interest rate for a variable or floating rate security, determined as Reference Rate + Basis Point spread. Stated interest rate represents the “all‑in” rate as of June 30, 2026. Reference Rates are defined as follows: As of June 30, 2026, the reference rates for the Fund’s variable rate securities were the 30‑day Secured Overnight Financing Rate (“SOFR”) at 3.65% and the 90‑day SOFR at 3.73%.

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

June 30, 2026

(3)
The cost represents the original cost adjusted for the amortization of discounts and premiums, as applicable, on loan investments using the effective interest method in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

(4)	The value of this security was determined using significant unobservable inputs. See Note 4. Fair Value Measurement.
(5)	The Fund has unfunded commitments to fund revolvers and bridge loans. See Note 6. Commitments and Contingencies.
(6)	The security position is held at TCW Private Asset Income Fund Cayman LTD.
(7)	The security position is held at Trestles Holdings LLC and has been segregated as collateral against outstanding borrowings. See Note 8. Reverse Repurchase Agreement.
(8)
Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $174,181,652 or 31.3% of the Fund’s net assets at period end.

Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	11,001,818	EUR	9,636,412	Goldman Sachs International Limited	9/11/2026	$—	$(48,025)

						$—	$(48,025)

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Statement of Assets and Liabilities (Unaudited)

As of June 30, 2026
ASSETS
Investments, at fair value (cost $497,255,099)	$496,990,664
Cash and cash equivalents	81,574,193
Dividends and interest receivable	4,038,221
Deferred financing and other costs	739,606
Prepaid expenses and other assets	321,774

Total assets	583,664,458

LIABILITIES
Unrealized depreciation on forward foreign currency contracts	48,025
Reverse repurchase agreement	20,036,368
Distributions payable	2,388,206
Payable for investments purchased	2,099,943
Management fees payable	443,593
Net unrealized depreciation on unfunded commitments	431,296
Accrued professional fees	377,605
Administrative and custodian fees payable	302,586
Interest expenses payable	97,292
Transfer agent fees payable	68,813
Payable to adviser and affiliates	24,614
Accrued expenses and other liabilities	676,606

Total liabilities	26,994,947

Commitments and contingencies (Note 6)
NET ASSETS	$556,669,511

NET ASSETS CONSIST OF
Paid‑in capital (No stated par value, unlimited shares authorized)	$557,046,390
Retained earnings	(376,879)

NET ASSETS	$556,669,511

NET ASSET VALUE PER SHARE	Net Asset Value of Share Class	Shares of Beneficial Interest Outstanding	Net Asset Value per Share
Class A Shares:
Net asset value and redemption price per share	$10,937	1,109	$9.86
Maximum offering price per share (net asset value plus sales charge of 3.50% of gross purchase price)			$10.21
Class I Shares:
Net asset value and redemption price per share	$552,652,645	55,345,318	$9.99
Class I‑3 Shares:
Net asset value and redemption price per share	$4,005,929	401,361	$9.98

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Statement of Operations (Unaudited)

For the period from January 1, 2026 to June 30, 2026
Investment income:
Interest income	$23,733,802
Dividend income	765,389
Other income	7,478

Total investment income	24,506,669

Operating expenses:
Management fees	2,426,192
Investment valuation and analysis expense	471,377
Professional fees	318,066
Loan servicing fee	287,951
Offering costs	215,703
Administrative and custodian fees	136,243
Trustees’ fees	57,317
Other general expenses	115,782

Total operating expenses	4,028,631

Less: Management fees waiver	(1,213,096)
Expense support recoupment (reimbursement) (1)	218,319

Net operating expenses	3,033,854

Net investment income before interest	21,472,815

Interest expenses and financing cost	646,232

Net investment income (loss)	20,826,583

Realized and unrealized gain (loss)
Net realized gain (loss) on investments	191,449
Net realized gain (loss) on foreign currency	603,564
Net change in unrealized appreciation (depreciation) on investments	(1,917,069)
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts and currency translation	(48,025)

Total net realized gain (loss) and unrealized appreciation (depreciation)	(1,170,081)

Net increase (decrease) in net assets resulting from operations	$19,656,502

(1)	See Note 5 for a discussion of reimbursements receivable from the Adviser.

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Statement of Changes in Net Assets (Unaudited)

	For the period from January 1, 2026 to June 30, 2026	For the period from April 1, 2025 (commencement of operations) to December 31, 2025
Operations:
Net investment income	$20,826,583	$17,135,602
Net realized gain (loss) on investments	191,449	(573,171)
Net realized gain (loss) on foreign currency	603,564	—
Net change in unrealized appreciation (depreciation) on investments	(1,917,069)	1,221,338
Net change in unrealized appreciation (depreciation) on foreign currency forward contracts and currency translation	(48,025)	—

Net increase in net assets resulting from operations	19,656,502	17,783,769

Shareholder distributions:
Distributions to Class A shareholders	(395)	(684)
Distributions to Class I shareholders	(20,271,738)	(17,956,979)
Distributions to Class I‑3 shareholders	(70,700)	(1,922)

Net decrease in net assets resulting from shareholder distributions	(20,342,833)	(17,959,585)

Capital share transactions (1):
Proceeds from shares sold of Class A shares	395	10,684
Proceeds from shares sold of Class I shares	122,988,854	430,840,503
Proceeds from shares sold of Class I‑3 shares	3,283,325	735,277
Payment for shares repurchased of Class I shares	(215,385)	(101,718)
Payment for shares repurchased of Class I‑3 shares	(10,277)	—

Net increase in net assets resulting from capital share transactions	126,046,912	431,484,746

Net increase in net assets	125,360,581	431,308,930
Net assets, beginning of period	431,308,930	—

Net assets, end of period	$556,669,511	$431,308,930

(1)	See Note 7 for a discussion of the Fund’s share of beneficial interest transactions.

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Statement of Cash Flows (Unaudited)

For the period from January 1, 2026 to June 30, 2026
Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$19,656,502
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investment securities	(340,268,313)
Proceeds from sale and paydowns of investment securities	256,622,160
Net (purchases) sales of money market fund	39,107,632
Amortization of premium and accretion of discount on investments	(308,880)
Net realized (gain) loss from investments	(191,449)
Net change in unrealized (appreciation) depreciation on investments	1,917,069
Net change in unrealized (appreciation) depreciation on foreign currency forward contracts and currency translation	48,025
(Increase) decrease in assets:
Dividends and interest receivable	(1,290,579)
Deferred financing and other costs	345,113
Prepaid expenses and other assets	(289,535)
Increase (decrease) in liabilities:
Payable for investments purchased	2,099,943
Management fees payable	443,593
Accrued professional fees	(488,918)
Administrative and custodian fees payable	104,365
Interest expenses payable	(2,383)
Transfer agent fees payable	2,196
Payable to adviser and affiliates	(240,142)
Accrued expenses and other liabilities	405,551

Net cash provided by (used in) operating activities	(22,328,050)

Cash flows from financing activities:
Proceeds from sales of shares	110,548,331
Payment for shares repurchased	(225,662)
Distribution to shareholders	(3,753,535)
Proceeds from reverse repurchase agreement	7,250,000
Repayment of reverse repurchase agreement	(1,755,962)
Due to bank	(10,601,086)

Net cash provided by (used in) financing activities	101,462,086

Net change in cash	79,134,036
Cash, beginning of period	2,440,157

Cash, end of period	$81,574,193

Supplemental Information:
Reinvestment of distributions	$15,724,242
Interest paid during period	$648,615

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Financial Highlights (Unaudited)

	For the period from January 1, 2026 to June 30, 2026	For the period from April 1, 2025 (commencement of operations) to December 31, 2025
Class A Shares
Per share data:
Net asset value, beginning of period	$9.88	$10.00
Income (loss) from investment operations:
Net investment income (loss) (1)	0.38	0.50
Net realized and unrealized gain (loss)	(0.03)	0.02

Total from investment operations	0.35	0.52
Distribution to shareholders:
Distribution from net investment income	(0.37)	(0.64)

Total distributions to shareholders	(0.37)	(0.64)

Net asset value, end of period	$9.86	$9.88

Total return, at net asset value (2)	3.54%	5.36%
Ratios/Supplemental data
Ratios to average net assets :
Net investment income (loss) (3)	7.75%	8.80%
Total expenses (3),(4)	381.60%	573.74%
Expenses after waivers and reimbursements (3)	2.35%	2.12%
Portfolio turnover rate (5)	52.45%	25.66%
Supplemental Data:
Net assets, end of period	$10,937	$10,558
Average net assets	$10,661	$10,705
Senior Securities:
Total amount outstanding (000’s omitted)	$20,036	$—
Asset coverage per $1,000 of senior indebtedness (6)	$28,783	$—

(1)	Per share amounts calculated based on the average shares outstanding during the period.
(2)
Assumes an initial investment on the business day before the first day of the fiscal period, with all distributions reinvested in additional shares on the reinvestment date, and a complete repurchase by the Fund of the shares so acquired at the net asset value calculated on the last business day of the fiscal period. Sales charges and repurchase fees, if any, are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

(3)	Annualized for periods less than one full year.
(4)	Given the timing of the commencement of operations, the expense ratios are not expected to be indicative of full operations.
(5)	Not annualized.
(6)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Financial Highlights (Unaudited) (Continued)

	For the period from January 1, 2026 to June 30, 2026	For the period from April 1, 2025 (commencement of operations) to December 31, 2025
Class I Shares
Per share data:
Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (1)	0.43	0.57
Net realized and unrealized gain (loss)	(0.03)	0.01

Total from investment operations	0.40	0.58
Distribution to shareholders:
Distribution from net investment income	(0.41)	(0.58)

Total distributions to shareholders	(0.41)	(0.58)

Net asset value, end of period	$9.99	$10.00

Total return, at net asset value (2)	4.10%	5.89%
Ratios/Supplemental data
Ratios to average net assets :
Net investment income (loss) (3)	8.70%	8.94%
Total expenses (3),(4)	1.85%	1.90%
Expenses after waivers and reimbursements (3)	1.40%	1.38%
Portfolio turnover rate (5)	52.45%	25.66%
Supplemental Data:
Net assets, end of period	$552,652,645	$430,563,441
Average net assets	$487,516,658	$300,679,249
Senior Securities:
Total amount outstanding (000’s omitted)	$20,036	$—
Asset coverage per $1,000 of senior indebtedness (6)	$28,783	$—

(1)	Per share amounts calculated based on the average shares outstanding during the period.
(2)
Assumes an initial investment on the business day before the first day of the fiscal period, with all distributions reinvested in additional shares on the reinvestment date, and a complete repurchase by the Fund of the shares so acquired at the net asset value calculated on the last business day of the fiscal period. Sales charges and repurchase fees, if any, are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

(3)	Annualized for periods less than one full year.
(4)	Given the timing of the commencement of operations, the expense ratios are not expected to be indicative of full operations.
(5)	Not annualized.
(6)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Consolidated Financial Highlights (Unaudited) (Continued)

	For the period from January 1, 2026 to June 30, 2026	For the period from April 1, 2025 (commencement of operations) to December 31, 2025
Class I‑3 Shares
Per share data:
Net asset value, beginning of period	$10.00	$10.00

Income (loss) from investment operations:
Net investment income (loss) (1)	0.40	0.27
Net realized and unrealized gain (loss)	(0.03)	0.01

Total from investment operations	0.37	0.28
Distribution to shareholders:
Distribution from net investment income	(0.39)	(0.28)

Total distributions to shareholders	(0.39)	(0.28)

Net asset value, end of period	$9.98	$10.00

Total return, at net asset value (2)	3.77%	2.81%
Ratios/Supplemental data
Ratios to average net assets :
Net investment income (loss) (3)	8.24%	9.34%
Total expenses (3),(4)	5.48%	82.54%
Expenses after waivers and reimbursements (3)	1.80%	1.59%
Portfolio turnover rate (5)	52.45%	25.66%
Supplemental Data:
Net assets, end of period	$4,005,929	$734,931
Average net assets	$1,788,129	$70,249
Senior Securities:
Total amount outstanding (000’s omitted)	$20,036	$—
Asset coverage per $1,000 of senior indebtedness (6)	$28,783	$—

(1)	Per share amounts calculated based on the average shares outstanding during the period.
(2)
Assumes an initial investment on the business day before the first day of the fiscal period, with all distributions reinvested in additional shares on the reinvestment date, and a complete repurchase by the Fund of the shares so acquired at the net asset value calculated on the last business day of the fiscal period. Sales charges and repurchase fees, if any, are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distribution or the redemption of fund shares.

(3)	Annualized for periods less than one full year.
(4)	Given the timing of the commencement of operations, the expense ratios are not expected to be indicative of full operations.
(5)	Not annualized.
(6)
Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing this by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

The accompanying notes are an integral part of these consolidated financial statements.

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Unaudited)	June 30, 2026

NOTE 1. ORGANIZATION
TCW Private Asset Income Fund (“TPAY”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an interval fund. TPAY was organized as a Delaware statutory trust on September 3, 2024, and commenced investment operations on April 1, 2025. In addition, TPAY has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). TPAY, together with its subsidiaries, Trestles LLC (“Trestles”) and TCW Private Asset Income Fund Cayman, Ltd (“TPAY Cayman”), (the “Fund”), engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value (“NAV”).
TCW Asset Backed Finance Management Company LLC (the “Adviser”) serves as the Fund’s investment adviser and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.
On July 2, 2025, Trestles was registered as a Delaware Limited Liability Company and is a wholly-owned subsidiary of TPAY. Trestles began operations on November 4, 2025 for the purpose of acquiring whole commercial real estate bridge loans and producing current income.
On December 16, 2025, TPAY Cayman was registered as an exempted company incorporated in the Cayman Islands with limited liability and is a wholly-owned subsidiary of TPAY. TPAY Cayman began operating on January 29, 2026 for the purpose of investing in Reg S securities and generating current income.
The Fund offers three separate classes of common shares of beneficial interest (“Shares”) designated as Class A Shares (“Class A Shares”), Class I Shares (“Class I Shares”) and Class I‑3 Shares (“Class I‑3 Shares”). Class A Shares and Class I Shares commenced operations on April 1, 2025.
On August 25, 2025, the Fund filed a registration statement with the SEC with respect to a new class of Shares designated as Class I-3. This class participates in the same Significant Accounting Policies as described in Note 3 in these Consolidated Financial Statements. Class I-3 Shares commenced operations on August 26, 2025.
The Fund’s Shares are not listed for trading on any national securities exchange and the Fund does not currently intend to list its Shares for trading on any national securities exchange. Accordingly, there is currently no secondary market for the Fund’s Shares and the Fund does not expect any secondary market to develop.
Shareholders of the Fund are not able to have their Shares redeemed or otherwise sell their Shares daily. The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at NAV per Share. Subject to applicable law and approval of the Board of Trustees (the “Board,” and each of the trustees on the Board, a “Trustee”), for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, which is the minimum amount permitted.

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Unaudited) (Continued)

NOTE 1. ORGANIZATION (Continued)

TCW Funds Distributors LLC (the “Distributor”) serves as the principal underwriter and distributor of the Fund’s Shares. Class A Shares are subject to a distribution and shareholder servicing plan under which they pay fees. Class I Shares and Class I-3 Shares do not pay such fees. The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares.
NOTE 2. INVESTMENT OBJECTIVE, INVESTMENT STRATEGY, AND RISK CONSIDERATIONS
Investment Objective: The Fund’s investment objective is to seek to provide attractive risk-adjusted returns and produce current income.
Investment Strategy: The Fund seeks to achieve its investment objective primarily by allocating its assets across a wide range of private credit strategies, with a focus on asset-backed credit strategies.
Investing in the Fund involves risks, including the risk that a shareholder may receive little or no return on their investment or that a shareholder may lose part or all of their investment. Below is a summary of some of the principal risks of investing in the Fund. For a more complete discussion of the risks of investing in the Fund, see “Principal Risks of the Fund” in the Fund’s prospectus. Shareholders should consider carefully the following principal risks before investing in the Fund:
Market Risk: The Fund may be materially adversely affected by market, economic and political conditions and natural and man-made disasters, including pandemics, wars and supply chain disruptions, globally and in the jurisdictions and sectors in which the Fund invests.
Credit Risk: One of the fundamental risks associated with the Fund’s investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Interest Rate Risk: The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.
Asset-Backed Securities Risk: Asset-backed exposures are generally not insured or guaranteed by the related sponsor or any other entity and therefore, if the assets or sources of funds available to the issuer are insufficient to pay those outstanding liabilities, the Fund will incur losses.
Private Credit Risk: Because the private credit investments pursued by the Fund are not typically registered under the federal securities laws like stocks and bonds, investors in loans have less protection against improper practices than investors in registered securities.
Valuation Risk: Given the substantial investment by the Fund in private securities, there is no reliable liquid market available for the purposes of valuing the majority of the Fund’s investments. There can be no guarantee that the basis of calculation of the value of the Fund’s investments used in the valuation process will reflect the actual value on realization of those investments.
Counterparty Risk: The Fund is exposed to the risk that third parties that may owe the Fund, or its issuers, money, securities or other assets will not perform their obligations. Certain investments may be exposed to the credit risk of the counterparties with whom the Fund deals.
Closed-end Interval Fund — Liquidity Risks: Although the Fund intends to implement a quarterly share repurchase program, there is no guarantee that a shareholder will be able to sell all of the Shares that the shareholder desires to sell. The Fund should therefore be considered to offer limited liquidity.

TCW Private Asset Income Fund

June 30, 2026

NOTE 2. INVESTMENT OBJECTIVE, INVESTMENT STRATEGY, AND RISK CONSIDERATIONS (Continued)

Industry Risks: The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including real estate, infrastructure, digital infrastructure, datacenters, railcar, and aviation, which have historically experienced substantial price volatility.
Use of Leverage — Risk of Borrowing by the Fund: The Fund may borrow money, which magnifies the potential for gain or loss on amounts invested, subjects the Fund to certain covenants with which it must comply and may increase the risk of investing with the Fund.
Risks Relating to Fund’s RIC Status: To qualify and remain eligible for the special tax treatment accorded to RICs and their shareholders under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.
NOTE 3. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation: The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
Basis of Consolidation: The Fund’s consolidated financial statements include balances of TPAY, TPAY Cayman and Trestles. All intercompany transactions have been eliminated in consolidation.
Allocation of Income, Expenses, Gains and Losses: Income, expenses (other than those attributable to a specific class), gains and losses are allocated to each class of shares based upon the relative proportion of net assets represented by such class “on a given day”. Operating expenses directly attributable to a specific class are charged against the operations of that class. Class-specific expenses such as distribution and service plan fees, transfer and shareholder servicing fees, and shareholder communications expenses are not deemed material to be broken out by class in the Consolidated Statement of Operations for the period ended June 30, 2026.
Use of Estimates: The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. It also requires management to exercise the process of applying the Fund’s accounting policies. Assumptions and estimates regarding the valuation of investments and their resulting impact involves a higher degree of subjectivity and complexity and these assumptions and estimates may be significant to the consolidated financial statements. Actual results could differ from those estimates and such differences could be material.
Cash and Cash Equivalents: Cash consists of amounts held in accounts with the custodian bank. The Fund considers all short-term, highly liquid investments that are both readily convertible to cash and have a maturity of three months or less at the time of purchase to be cash equivalents. As of June 30, 2026, the Fund had cash equivalents of $80,305,193. Cash and cash equivalents are carried

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Unaudited) (Continued)

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

at cost, which approximates fair value. The Fund places its cash with financial institutions, and at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Fund seeks to mitigate this concentration of credit risk by depositing funds with major financial institutions.
Investments: Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Consolidated Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 4, Fair Value Measurements, for further information about fair value measurements.
Interest from Investments: Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
Loans or debt securities are generally placed on non-accrual status when principal or interest payments are past due or when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to the cost basis depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest are current or there is no longer any reasonable doubt that such principal or interest will be collected in full and, in management’s judgment, are likely to remain current. The Fund may make exceptions to this treatment if a loan has sufficient collateral value and is in the process of collection. As of June 30, 2026, there were no loans placed on non-accrual status.
Dividend Income: Dividend income on money market fund in which the Fund invests is recorded daily on an accrual basis to the extent that such amounts are expected to be collected. Dividend income from equity securities is recognized on the ex-dividend date.
Organizational Costs: Organizational costs, primarily for legal expenses associated with the establishment of the Fund, are expensed as incurred.
Offering Costs: Costs associated with the offering of shares of the Fund are capitalized and included as a deferred offering cost on the Consolidated Statements of Assets and Liabilities. These costs are amortized over a twelve-month period from the later of commencement of operations or incurrence of costs. As of June 30, 2026, the Fund had no capitalized offering costs. For the period from January 1, 2026 through June 30, 2026, the Fund had amortized deferred offering costs of $215,703.

TCW Private Asset Income Fund

June 30, 2026

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

Deferred Financing and Other Costs: Deferred financing and other costs represent fees and expenses incurred in connection with the origination or amendment of the Fund’s debt facility arrangements and related investment deal, including commitment fees, arrangement fees, legal fees, and other directly attributable costs. These costs are capitalized at the time the related debt is issued or amended.
Deferred financing costs are amortized on a straight-line basis over the contractual term of the related debt arrangement, which approximates the effective interest method. As of June 30, 2026, amortized deferred financing costs amounting to $185,635 are included the interest expense and financing cost in the Consolidated Statement of Operations.
Distribution and Shareholder Service Expenses: The Fund has adopted a “Distribution and Shareholder Services Plan” with respect to its Class A Shares under which the Fund may compensate financial industry professionals for distribution-related expenses and providing ongoing services in respect of clients with whom they have distributed Class A Shares of the Fund. Such services may include electronic processing of client orders, electronic fund transfers between clients and the Fund, account reconciliations with the Fund’s transfer agent, facilitation of electronic delivery to clients of Fund documentation, monitoring client accounts for back-up withholding and any other special tax reporting obligations, maintenance of books and records with respect to the foregoing, and such other information and liaison services as the Fund or the Adviser may reasonably request. The Class A Shares are subject to a distribution and/or shareholder servicing fee at an annual rate of up to 0.75% of the average daily net assets of the Fund attributable to such Share class, accrued daily and payable monthly to the Distributor.
Transfer Agent Fees: U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the transfer agent for the Fund. Transfer Agent Fees consist primarily of fees and expenses incurred in connection with electronic processing of client orders, fund transfers between clients and the Fund, client maintenance and documentation. The Fund pays the Transfer Agent a fee based on various factors, including number of accounts and filings.
Income Taxes: For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code and intends to make the required distributions to its shareholders as specified therein. To qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income, and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). ICTI includes non-cash income such as paid-in-kind income. If the Fund earns ICTI in a given tax year that exceeds the amount distributed to shareholders during that year, it may elect to treat certain dividends paid in the following tax year as if they were paid in the prior year. Such dividends must be declared by the Fund on or before the due date for filing its tax return for the year in which the income was earned and must be distributed before the end of next tax year.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Unaudited) (Continued)

NOTE 3. SIGNIFICANT ACCOUNTING POLICIES (Continued)

at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements as reasonably practicable.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing its consolidated financial statements to determine whether the tax positions are “more-likely than not” to be sustained by the applicable tax authority. All penalties and interest associated with income taxes, if any, are included in income tax expense. Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Distribution to Shareholders of Beneficial Interest: The Fund’s distribution policy is to accrue dividends daily and make quarterly distributions to Shareholders. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. Dividends will accrue daily based on the day’s estimate of net investment income. Net realized capital gains, if any are generally distributed at least annually, although the Fund may decide to retain such capital gains for investment.
Dividend Reinvestment Plan (“DRIP”): Shareholders will automatically participate in the DRIP, unless and until an election is made by the shareholder to withdraw from the plan. Under the DRIP, the Fund’s distributions to participating shareholders are reinvested in full and fractional Shares based on NAV per share at payment date. Shareholders who elect not to participate in the DRIP will receive all distributions in cash.
NOTE 4. FAIR VALUE MEASUREMENTS
Fund Valuation: The NAV per Share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at NAV plus the applicable sales load, if any. The Fund’s NAV per Share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.
Security Valuation: The Fund’s Board has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as

TCW Private Asset Income Fund

June 30, 2026

NOTE 4. FAIR VALUE MEASUREMENTS (Continued)

Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
Fair Value Measurements: In accordance with ASC Topic 820 – Fair Value Measurement and Disclosures, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 —	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and
Level 3 —	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.
An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2026, maximized the use of observable inputs and minimized the use of unobservable inputs.

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Unaudited) (Continued)

NOTE 4. FAIR VALUE MEASUREMENTS (Continued)

The fair value of asset backed loans is generally valued by third-party pricing services that use valuation estimates from their internal pricing models, broker-dealer quotations or reported trades. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. These securities are classified as Level 3.
The fair value of asset-backed securities, collateralized loan obligations and residential mortgage-backed securities is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized as Level 1 of the fair value hierarchy. As of June 30, 2026, money market funds with a fair value of $80,305,193 are included in cash and cash equivalents on the Consolidated Statement of Assets and Liabilities.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the fair values according to the inputs used in valuing the Fund’s investments:

	As of June 30, 2026
Assets	Level 1	Level 2	Level 3	Total
Asset Backed Loans	$—	$—	$310,671,735	$310,671,735
Asset Backed Securities	—	151,994,431	22,451,218	174,445,649
Collateralized Loan Obligation	—	5,920,588	—	5,920,588
Residential Mortgage Backed Securities	—	5,952,692	—	5,952,692

Total Investments, at Fair Value	$—	$163,867,711	$333,122,953	$496,990,664

	As of June 30, 2026
Liabilities	Level 1	Level 2	Level 3	Total
Foreign Currency Exchange Contracts	$—	$48,025	$—	$48,025

Total Derivatives	$—	$48,025	$—	$48,025

The changes of fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

	For the period from January 1, 2026 to June 30, 2026
	Asset Backed Loans	Asset Backed Securities	Total
Balance, beginning of period	$219,711,305	$22,744,230	$242,455,535
Purchases	259,018,949	—	259,018,949
Sales and paydowns	(167,880,408)	—	(167,880,408)
Accretion of discount (premium)	284,083	67	284,150
Net realized gains (losses)	146,295	—	146,295
Net change in unrealized appreciation (depreciation)	(608,489)	(293,079)	(901,568)

Balance, end of period	$310,671,735	$22,451,218	$333,122,953

TCW Private Asset Income Fund

June 30, 2026

NOTE 4. FAIR VALUE MEASUREMENTS (Continued)

The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of June 30, 2026:

				Range
	Fair Value as of June 30, 2026	Valuation Techniques	Significant Unobservable Inputs	Low	High	Weighted Average
Asset Backed Loans	$290,594,213	Income Approach	Discount Rate	4.75%	18.00%	8.47%
	$20,077,522	Broker Quote	Offered Quote	98.75%	100%	99.40%
Asset Backed Securities	22,451,218	Income Approach	Discount Rate	8.99%	14.29%	11.64%

	$333,122,953

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Discount Rate	Decrease	Increase
Offered Quote	Increase	Decrease
The Fund used valuation techniques consistent with the income approach to determine the fair value of certain Level 3 assets as of June 30, 2026. The valuation techniques utilized by the Fund included discounted cash flows analysis. The Fund uses market discount rates for debt securities to determine if the effective yield on a debt security is commensurate with the market yields for that type of debt security. If a debt security’s effective yield is significantly less than the market yield for a similar debt security with a similar credit profile, the resulting fair value of the debt security may be lower. When a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of an investment; conversely decreases in the discount rate can significantly increase the fair value of an investment. The discount rate is determined based on the market rates an investor would expect for a similar investment with similar risks.
The cost of investments purchased and the proceeds from the sale of investments, other than government securities and short-term investments, for the period ended June 30, 2026 were as follows:

Investment Purchases	$340,268,313
Proceeds from Sales	$256,622,160
NOTE 5. RELATED PARTY TRANSACTIONS
Due to/from Adviser and Affiliates: In the ordinary course of business, the Fund enters, and may continue to enter into transactions in which the Adviser prepays for the Fund’s expenses that may be considered related party transactions. As of June 30, 2026, the Fund has net payable to Adviser and affiliates included in Payable to adviser and affiliates in the Consolidated Statement of Assets and Liabilities for expenses paid on behalf of the Fund amounting to $36,701 and for distribution and shareholder servicing fee of $101 payable to the Distributor, net of expense support recoupment of $12,188.
Investment Advisory Agreement: Pursuant to the investment advisory agreement (“Investment Advisory Agreement”), dated as of December 16, 2024, between the Fund and the Adviser, the Fund pays the Adviser a monthly fee at the annual rate of 1.00% of the average daily net assets of the Fund. The Management Fee is accrued daily and payable monthly in arrears. The Adviser is obligated to pay

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Unaudited) (Continued)

NOTE 5. RELATED PARTY TRANSACTIONS (Continued)

expenses associated with providing the investment services including compensation and office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.
Pursuant to the Amended and Restated Expense Limitation Agreement (the “Expense Limitation Agreement”), the Adviser has agreed to contractually waive 50% of all management fees payable to the Adviser pursuant to the Investment Advisory Agreement (“Contractual Fee Waiver”), such that the Adviser shall be entitled to a management fee computed and payable monthly at the annual rate of 0.50% of the value of the Fund’s average daily net assets (subject to the terms of such Investment Advisory Agreement) commencing on the date of commencement of operations of the Fund through August 25, 2026, unless the Board approves its earlier termination. Amounts waived pursuant to the Contractual Fee Waiver are not subject to recoupment.
For the period from January 1, 2026 through June 30, 2026, gross management fees and Contractual Fee Waivers of $2,426,192 and $(1,213,096), respectively, were included in the Consolidated Statement of Operations. As of June 30, 2026, management fees payable to the Adviser net of waiver included in the Consolidated Statement of Assets and Liabilities amounted to $443,593.
Expense Limitation Agreement: The Adviser and the Fund have entered into the One‑Year Expense Limitation Agreement and the Ten‑Year Expense Limitation Agreement in respect of each of Class A Shares, Class I Shares, and Class I‑3 Shares (“Expense Cap”). Under the Expense Limitation Agreements, the Adviser has contractually agreed until June 2027, with respect to the One‑Year Expense Limitation Agreement, and until June 2036, with respect to the Ten‑Year Expense Limitation Agreement, to waive, pay, absorb or reimburse all or a portion of the Fund’s fees and other expenses, including its initial organizational and offering expenses, to the extent necessary to maintain the Fund’s total annualized fund operating expenses in respect of each class (excluding any advisory or management fees, distribution‑related and shareholder servicing fees and expenses, expenses attributable to interest and other financing costs, expenses related to litigation and potential litigation, investment expenses (such as brokerage expenses, fees and expenses of outside legal counsel or third-party consultants, due diligence-related fees, loan origination fees, loan servicing fees, loan collection and administration fees, and other costs, expenses and liabilities with respect to consummated and unconsummated investments), acquired fund fees and expenses, taxes and extraordinary or non‑routine expenses, if any) at the level of 0.70% of the NAV of Class A Shares and Class I Shares and 0.89% of the NAV of Class I‑3 Shares, with respect to the One‑Year Expense Limitation Agreement, and at the level of 4.00% of the NAV for each of Class A Shares, Class I Shares and Class I‑3 Shares, with respect to the Ten‑Year Expense Limitation Agreement.
In consideration of the Adviser’s agreement to waive fees and/or reimburse the Fund’s operating expenses under the Expense Limitation Agreements, the Fund has agreed to repay the Adviser, to the extent approved by the Independent Trustees, in the amount of any waived fees and Fund expenses reimbursed in respect of each of Class A Shares, Class I Shares, and Class I‑3 Shares subject to the limitation that a reimbursement will be made only if and to the extent that: (i) it is payable not more than three years from the date on which the applicable waiver or expense payment was made by the Adviser; and (ii) the Adviser Recoupment does not cause the Fund’s total annual operating expenses (on an annualized basis and net of any reimbursements received by the Fund during such fiscal year) during the applicable quarter to exceed the Expense Cap of such class. The

TCW Private Asset Income Fund

June 30, 2026

NOTE 5. RELATED PARTY TRANSACTIONS (Continued)

Adviser Recoupment for a class of Shares will not cause Fund expenses in respect of that class to exceed the applicable Expense Cap either (i) at the time of the waiver or (ii) at the time the Adviser Recoupment is approved by the Independent Trustees. The Expense Limitation Agreements may be terminated by the Board, including a majority of the Independent Trustees, upon written notice to the Adviser. The Expense Limitation Agreements may not be terminated by the Adviser without the consent of the Board, including a majority of the Independent Trustees.
For the period from January 1, 2026 through June 30, 2026, expense support recoupment (reimbursement) of $218,319 is included in the Consolidated Statement of Operations. Amounts eligible for Adviser Recoupment as of June 30, 2026 have expirations spread across April 2028 through June 2029.
Board of Trustees: The Fund’s Board of Trustees currently consists of nine members, seven of whom are Independent Trustees.
Trustees may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Consolidated Statement of Assets and Liabilities. Certain Officers and/or Trustees of the Fund are also Officers and/or Trustees of the Advisor but do not receive any compensation from the Fund.
For the period from January 1, 2026 through June 30, 2026, the Fund incurred $57,317 in fees and expenses associated with its Independent Trustees’ services on the Fund’s Board of Trustees and its committees. As of June 30, 2026, there were no fees or expenses associated with the Fund’s Independent Trustees payable.
Shareholder Concentration: Related parties owned approximately 79.8% of the Fund’s total outstanding shares as of June 30, 2026. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, affiliated funds, and trustees or employees.
NOTE 6. COMMITMENTS AND CONTINGENCIES
As of June 30, 2026, the Fund had unfunded commitments to fund revolver and bridge loans of $179,362,535. The value of the unfunded positions is disclosed in the Consolidated Statement of Assets and Liabilities.

Investments	Commitment Type	Maturity Date	Unused Rate	Unfunded Commitment	Unrealized Appreciation (Depreciation) on Unfunded Commitment
2015 Park Street L.P.	Bridge Loans	03/01/2027	0.00%	$1,000,000	$(1,518)
5942 Willoughby Avenue LLC	Bridge Loans	06/01/2028	0.00%	365,000	(673)
Arra Finance Automobile Trust I	Revolver	07/26/2027	0.50%	28,132,277	(168,798)
Cardless Asset Receivable Trust	Revolver	04/15/2028	0.50%	2,357,133	(13,883)
Cherry SPV IX LLC	Revolver	10/01/2029	0.40%	55,730,598	(109,336)
Flexible Finance SPV III, LLC	Revolver	05/20/2028	0.50%	32,179,659	(25,669)
Ideal Home Builders, Inc.	Bridge Loans	02/01/2027	0.00%	468,760	(958)
Imprint Payments, Inc.	Revolver	03/31/2031	0.40%	17,526,363	(72,623)
King 25 LLC	Bridge Loans	10/01/2026	0.00%	182,553	8
Lower Tule River Pistachio Growers, LLC	Bridge Loans	04/01/2027	0.00%	800,000	(1,394)

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Unaudited) (Continued)

NOTE 6. COMMITMENTS AND CONTINGENCIES (Continued)

Investments	Commitment Type	Maturity Date	Unused Rate	Unfunded Commitment	Unrealized Appreciation (Depreciation) on Unfunded Commitment
Mercury Financial Credit Card Master Trust	Revolver	04/20/2029	0.38%	9,290,323	10,715
Sothebys Art Loan Trust LLC — CHF	Revolver	12/20/2030	0.75%	2,627,649	—
Sothebys Art Loan Trust LLC — USD	Revolver	12/20/2030	0.75%	5,682,904	—
Sothebys Art Loan Trust LLC — EURO	Revolver	12/20/2030	0.75%	7,793,849	—
Upgrade, Inc.	Revolver	12/15/2028	0.50%	15,225,467	(47,167)

Total				$179,362,535	$(431,296)

In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
NOTE 7. SHARE OF BENEFICIAL INTEREST
The following table summarizes transactions in shares of beneficial interest during the period from January 1, 2026 through June 30, 2026:

Class A	Shares	Amount
Sold	—	$—
Distribution reinvested	40	395
Repurchase	—	—

Net increase (decrease) from share transactions	40	$395

Class I	Shares	Amount
Sold	10,738,062	$107,265,227
Distribution reinvested	1,575,374	15,723,627
Repurchase	(21,560)	(215,385)

Net increase (decrease) from share transactions	12,291,876	$122,773,469

Class I-3	Shares	Amount
Sold	328,839	$3,283,105
Distribution reinvested	22	220
Repurchase	(1,028)	(10,277)

Net increase (decrease) from share transactions	327,833	$3,273,048

The Fund has the authority to issue unlimited shares of beneficial interest of each class, at its daily NAV. The Fund’s shares are offered on a daily basis, and subject to applicable law, the Fund will conduct quarterly repurchase offers for between 5% and 25% of the Fund’s outstanding Shares at NAV on the repurchase pricing date. In connection with any given repurchase offer, it is likely that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their Shares repurchased; however, the Fund may, but is not required to, repurchase an additional amount of Shares, not to exceed 2% of its outstanding Shares on the expiration of the repurchase offer. The Fund does not currently intend to list its Shares for trading on any national securities exchange.

TCW Private Asset Income Fund

June 30, 2026

NOTE 7. SHARE OF BENEFICIAL INTEREST (Continued)
During the period from January 1, 2026 through June 30, 2026, the Fund completed share repurchase offers below.

Repurchase Pricing Date	Class	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	Percent of Outstanding Shares Offered to be Repurchased	Percent of Outstanding Shares Repurchased
January 23, 2026	Class A	—	$9.88	$—	2,282,472.24	5%	0.00%
	Class I	5	$10.00	$53	2,282,472.24	5%	0.00%
	Class I-3	1,028	$10.00	$10,277	2,282,472.24	5%	0.05%

		1,033		$10,330			0.05%

April 24, 2026	Class A	—	$9.87	$—	2,485,200.45	5%	0.00%
	Class I	21,555	$9.99	$215,332	2,485,200.45	5%	0.04%
	Class I‑3	—	$9.98	$—	2,485,200.45	5%	0.00%

		21,555		$215,332			0.04%

NOTE 8. REVERSE REPURCHASE AGREEMENT
On October 28, 2025, the Fund, through Trestles, executed a Master Repurchase Agreement (“MRA”) with Mizuho Bank, Ltd. (“Mizuho”) with a total commitment of $150,000,000 and interest rate equal to one month term SOFR, plus current applicable margin of 2.25%. The applicable margin varies depending on certain criteria. In this reverse repurchase agreement, the Fund delivers an investment in exchange for cash to Mizuho with a simultaneous agreement to repurchase the same or substantially the same investment at the earliest of (i) October 22, 2027, (ii) second business day following the Fund’s written notice to repurchase the assets, or (iii) the date specified by Mizuho pursuant to certain loan covenants. The remaining contractual maturity of the reverse repurchase agreements is overnight and continuous. Reverse repurchase agreements involve the risk that the market value of the investments retained in lieu of sale by the Fund may decline below the price of the investments the Fund has sold but is obligated to repurchase. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.
In accordance with ASC 860, Transfers and Servicing, these repurchase transactions meet the criteria for secured borrowings. Accordingly, the investments remain on the Fund’s Consolidated Statements of Assets and Liabilities as an asset, and the Fund records a liability to reflect its repurchase obligation to Mizuho as reverse repurchase agreement. The reverse repurchase agreement is secured by the investments that are the subject of the repurchase agreement. As of June 30, 2026, the fair value of investments pledged as collateral for reverse repurchase agreements were $74,400,854. The MRA permits the Fund, under certain circumstances, to offset payables under the MRA with collateral held with Mizuho and create one single net payment from the Fund. The gross and net amount of liabilities related to reverse repurchase agreements recognized and presented in the Consolidated Statement of Assets and Liabilities as of June 30, 2026 was $20,036,368. The carrying value of borrowings under the reverse repurchase agreement approximates fair value. As of June 30, 2026, the Fund’s reverse repurchase agreement is categorized as Level 2 within the fair value hierarchy.

TCW Private Asset Income Fund

Notes to Consolidated Financial Statements (Unaudited) (Continued)

NOTE 9. TAX
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.
At June 30, 2026, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

June 30, 2026
Unrealized appreciation	$1,179,541
Unrealized (depreciation)	$(1,875,272)

Net unrealized appreciation (depreciation)	$(695,731)

Cost of investments for federal income tax purposes	$497,255,099

The Fund did not have any unrecognized tax benefits at June 30, 2026, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. As of June 30, 2026, the Fund has not filed tax returns.
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of June 30, 2026.
NOTE 10. INDEMNIFICATION
Under the Fund’s organizational documents, its Officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
NOTE 11. RECENT ACCOUNTING PRONOUNCEMENTS
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosure requirements, including, but not limited to, those with respect to the Fund’s income tax rate reconciliation and income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024. Management has determined that there is no material impact of the ASU on the Fund’s consolidated financial statements.
NOTE 12. SEGMENT REPORTING
In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Improvements to Reportable Segment Disclosures. Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. The Fund represents a single operating segment as the operating results of the Fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms

TCW Private Asset Income Fund

June 30, 2026

NOTE 12. SEGMENT REPORTING (Continued)

of its prospectus, based on defined investment objectives that are executed by the Fund’s portfolio management team. The Fund’s Principal Executive Officer and Principal Financial Officer, serves as the Fund’s chief operating decision maker (“CODM”), who acts in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from Fund share transactions, and income and expense ratios, consistent with that presented within the accompanying consolidated financial statements and consolidated financial highlights to assess the Fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the Consolidated Statement of Assets and Liabilities as Net Assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying Consolidated Statement of Operations.
NOTE 13. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated financial statements were issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated financial statements were issued, except as disclosed below.
The Fund commenced a quarterly repurchase offer that began on June 19, 2026 and ended on July 24, 2026 (the “Repurchase Pricing Date”). The following table summarizes the share repurchases completed following the Repurchase Pricing Date.

Repurchase Pricing Date	Class	Shares Repurchased	Purchase Price per Share	Aggregate Consideration for Repurchased Shares	Size of Repurchase Offer	% of Outstanding Shares Offered to be Repurchased	% of Outstanding Shares Repurchased
July 24, 2026	Class A	—	$9.86	$—	2,789,568	5.00%	0.00%
	Class I	29,479	$9.98	$294,197	2,789,568	5.00%	0.05%
	Class I-3	—	$9.97	$—	2,789,568	5.00%	0.00%

		29,479		$294,197			0.05%

TCW Private Asset Income Fund

Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Adviser.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Adviser are available:

1.	By calling 800-FUND-TCW 1800-386-3829 to obtain a hard copy; or

2.	By going to the TCW website at https://www.tcw.com/Global-Proxy-Voting-Policy; or

3.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Adviser’s proxy voting guidelines, it will deliver the description that is disclosed On TCW’s website. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Adviser, on behalf of the Fund, prepares and files Form N‑PX with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 800-FUND-TCW 1800-386-3829 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form N‑PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N‑PX is filed with the SEC, at https://www.tcw.com/Resources/Proxy-Voting.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N‑PORT‑P. Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
Dividend Reinvestment Plan (“DRIP”)
The Fund will operate under the DRIP administered by U.S. Bancorp Fund Services LLC (the “DRIP Administrator”). Pursuant to the DRIP, the Fund’s distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of Shares of the Fund. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have distributions automatically reinvested may terminate participation in the DRIP at any time by written instructions to that effect to TCW Private Asset Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252. Shareholders who elect not to participate in the DRIP will receive all distributions in

TCW Private Asset Income Fund

June 30, 2026

cash paid to the Shareholder of record (or, if the Shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by the DRIP Administrator at least 15 days prior to the record date of the distribution or the Shareholder will receive such Distribution in Shares through the DRIP. Under the DRIP, the Fund’s distributions to Shareholders are automatically reinvested in full and fractional Shares determined by dividing the amount of the distribution by the Fund’s NAV per Share.
All correspondence concerning the DRIP should be directed to TCW Private Asset Income Fund, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252. Certain transactions can be performed by calling the toll free number 800‑386‑3829.
Distribution Policy
The Fund’s distribution policy is to accrue dividends daily and make quarterly distributions to Shareholders. The Fund’s distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Fund for investment. A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the Fund’s repurchase of Shares, even if such Shares are repurchased at a loss relative to the Shareholder’s original investment. The Board reserves the right to change the distribution policy from time to time.

TCW Global Customer Privacy Policy
Effective October 2025

In this Privacy Policy, “TCW,” “we,” “us,”, and “our” refers collectively to The TCW Group, Inc. and its subsidiaries, affiliates, and funds, including but not limited to, TCW Investment Management Company LLC, TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW PT Management Company LLC, TCW Asset Backed Finance Management Company LLC and Sepulveda Management LLC. References to the “Fund” refer to the particular investment fund(s) to which you are, or seek to be, admitted which are managed whether directly or indirectly by one or more investment manager, and references to the “General Partner” refer to the general partner or similarly placed entity of such Fund.
TCW recognizes the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies. We carefully manage information among our affiliated group of companies to safeguard your privacy.
The purpose of this Privacy Policy is to provide you with information about our use of Customer Data (as defined below) in accordance with applicable privacy and data protection laws.

WHAT YOU SHOULD KNOW
If you are in the U.S., we are providing this notice to you to comply with the requirements of Regulation S‑P, “Privacy of Consumer Financial information,” issued by the United States Securities and Exchange Commission and other applicable privacy laws. This notice specifically addresses nonpublic personal and financial information collected from our customers for the purposes of investment.
If you are in the European Economic Area (“EEA”) and the United Kingdom (collectively, the “EU”), we are providing this notice to you to comply with the requirements of applicable laws, including the General Data Protection Regulation (the “GDPR”), the UK Data Protection Act 2018 and the GDPR as it forms part of the law of England, Wales, Scotland and Northern Ireland (the “UK GDPR”).
Your personal information may be subject to certain additional and/or supplemental privacy notices depending on your location and your relationship with TCW. If you are a TCW employee, a separate employee privacy notice has been provided to you. In addition, please review our online Privacy Policy, available at https://www.tcw.com/Privacy-Policy, for more information about how TCW collects, uses, and shares information from visitors to the TCW website.

OUR PRIVACY POLICY
We are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal and financial information; however, no method of transmission or electronic storage is completely secure, and we cannot guarantee absolute security.

CATEGORIES OF INFORMATION WE COLLECT
“Customer Data” means personal data that reasonably can be associated or linked to you or another customer as an individual person, and includes nonpublic personal and financial information, as well as personal data on yourself that you provide to us, as well as the personal data of individuals connected with you as an investor (for example, directors, trustees, employees, representatives, shareholders, investors, clients, beneficial owners or agents). In our use of Customer Data, the Fund, the General Partner and the investment manager are each characterized as a “controller” under the GDPR and the UK GDPR. Except as otherwise described in this Privacy Policy, the affiliates and delegates of the Fund, the General Partner and the investment manager may act as “processors” of Customer Data.
If you are a natural person, this Privacy Policy will affect you directly. If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides us with Customer Data on individuals connected to you for any reason in relation to your investment with us, this will be relevant for those individuals and you should transmit this document to those individuals or otherwise advise them of its content.
We collect and process the following forms of Customer Data:

◾
Identifiers such as your name, residential and/or business address, mailing address, email address, personal and/or business contact information, proof of address, driver’s license, tax identification number, social security (or national insurance or similar) number, and passport number and other government identification information and/or numbers.

◾	Commercial information, including tax information, bank account details, source of funds details and details related to your investment activity.

◾	Visual information, including your signature.

◾	Professional or employment-related information, including your job title, employer’s name, place of work, work history and income.

◾
Background information, including information needed for or revealed by know-your-customer, fraud, terrorist financing, sanctions and anti-money laundering checks, investor due diligence, accreditation and consents.

◾
Financial information and account history, including information about your assets, income, net worth, amounts and types of investment, profit and loss allocations, capital account balances, commitments, withdrawals, redemptions, subscriptions and contributions, account data, other investment participation information, fund transfer information, beneficiaries, positions, percentages of fund, share or option numbers and values, vesting information, investment history, and transaction and tax information.

◾	Inferences that we draw from Customer Data to create a profile about your preferences.

It is important that we maintain up to date records of key information about you. Please notify us of any significant changes in your personal circumstances as soon as they occur (e.g., change of name, address, contact information, etc.). From time to time, we may ask you to complete a new Customer Data form to ensure our records are up to date.

SOURCES OF CUSTOMER DATA
We collect Customer Data in various ways, including through:

◾
Your, or your employer’s, financial intermediary’s and/or designated representative’s corres-pondence, interactions and transactions with us, our affiliates, delegates or others, including by letter, email, telephone, our websites, and through information provided in subscription agreements, investor questionnaires, applications and other agreements or documents completed by you or on your behalf.

◾
Information from other public sources, including public news sources, corporate registries, government and other public databases, and professional social media sites, such as LinkedIn, and information we receive from consumer reporting agencies, our services providers or others we may engage in connection with conducting due diligence, know-your-customer, anti-money laundering and other checks required to be performed in relation to admitting new investors.

HOW AND ON WHAT BASIS DO WE USE CUSTOMER DATA?
We use Customer Data for a variety of reasonable and legitimate business purposes, including, but not limited to, where:

◾
It is necessary to enter into or for the performance of our rights and obligations under a con-tract with you or to take steps at your request prior to entering into a contract (e.g., to process your subscription agreement and/or the constitutional and operational documents of the Fund, provide information you have requested, create and administer your account, admi-nister your investments, maintain registers and communicate with you about your investments).

◾
It is necessary for compliance with legal and regulatory obligations to which we are subject (such as compliance with know-your-customer, anti-money laundering and FATCA/CRS requirements) – this may involve collecting specific Customer Data about you where required by law and disclosing such information to applicable regulators, government bodies, tax and other authorities.

◾
It is necessary for our, our affiliates’, delegates’ and/or other third parties’ legitimate interests (and such interests are not overridden by your interests, fundamental rights or freedoms) or (if required by law) with your consent, including to operate and facilitate our business and services to you, undertake business management, planning, statistical analysis, market research and marketing (including email marketing) activities, administer and maintain our core records, protect our rights and interests, ensure the security of our assets, systems and networks, prevent, detect and investigate fraud, unlawful or criminal activities in relation to our services, and enforce our terms and conditions.

◾	It is necessary for the establishment, exercise or defense of legal claims.

Where we process Customer Data about you on the basis of your consent, you have the right to withdraw that consent at any time. If you decline to provide or withdraw your consent to our use of Customer Data about you and, under applicable law, we are relying on such consent as the legal basis for its processing, there are circumstances in which we will not be able to provide you with certain services or take particular action on your behalf.
Where we process Customer Data about you on the basis of our or a third party’s legitimate interests, we may do so for our or our affiliates’, delegates’ and/or other third parties’ everyday business purposes (such as to process your transactions, maintain your account(s)) or respond to court orders and legal investigations. To the extent permitted by law (including with your consent, where required), we may also process Customer Data about you to offer or market products or services to you (including by email), or permit authorized third parties to offer or market their services to you.
Should we wish to use Customer Data for other specific purposes (including, if applicable, any purpose that requires your consent), we will contact you. We will not use Customer Data for any purposes inconsistent with this Privacy Policy without your permission.
You may be asked to provide some of the Customer Data referred to in this Privacy Policy for one or more of the purposes described above. If you fail to provide this Customer Data when requested, and the information is necessary for TCW to comply with its legal or contractual obligations under applicable law, we may not be able to meet the obligations placed on us. In all other cases, the provision of Customer Data is voluntary.

WITH WHOM DO WE SHARE CUSTOMER DATA?
We may share Customer Data to carry out and implement any and all purposes described above, and for the objects of the Fund, including:

◾
With our affiliates and delegates that may act as data processors, processors or service pro-viders (the “Delegates”), which may use Customer Data, for example, to provide their services to us or to discharge the legal, regulatory, or self-regulatory requirements that apply directly to us or in respect of which we rely upon the Delegates provided that,

◾
Such use of Customer Data by the Delegates will always be compatible with at least one of the aforementioned purposes for which we process Customer Data. The Delegates will not retain, use, sell or otherwise disclose Customer Data for any purpose other than the specific business purpose for which we have provided the information to the Delegate.

◾
With regulatory, self-regulatory, administrative, law enforcement agencies, or other oversight bodies in certain circumstances where we and/or our Delegates are obliged to share Customer Data and other information with respect to your interest in the Fund with the relevant regulatory authorities. They, in turn, may exchange this information with foreign authorities, including tax authorities.

◾	As authorized, for example, by subscription agreements or organizational documents of the Fund and as authorized by you or your designated representatives.

◾	As necessary for us to enter into or to perform a contract with you (e.g., to process your subscription agreement, provide information you have requested, create and administer your account, administer your investments, maintain registers and communicate with you about your investments).

◾	As necessary for our, or a third party’s, legitimate business interests, including with TCW as further described above.

◾
In connection with certain business transactions, with a third party that succeeds the invest-ment manager or the General Partner in carrying on all or a part of our business or if the Fund is otherwise sold or transferred to a third party.

◾
As required by law, regulation, or self-regulatory requirement, including to comply with a subpoena or similar legal process, including when we believe in good faith that disclosure is legally required.

◾	As necessary for the establishment, exercise or defense of legal claims, or where otherwise necessary to protect the investment manager, the General Partner or the Fund’s rights and property.

CATEGORIES OF INFORMATION WE DISCLOSE TO NONAFFILIATED THIRD PARTIES
We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes, such as those necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.
We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.
We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt‑out provisions.

CATEGORIES OF INFORMATION WE DISCLOSE TO OUR AFFILIATED ENTITIES

◾
We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

◾
We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, to ensure compliance with applicable laws and regulations, or to market our poducts and services to you.

INFORMATION ABOUT FORMER CUSTOMERS
We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

INTERNATIONAL DATA TRANSFERS
Because the internet and our operations are global, Customer Data may be transferred to, processed in, and held in countries (including the United States) other than the one in which you reside. The EEA and the UK do not consider the United States and many other countries to provide essentially equivalent privacy protections. Such transfers are a necessary part of the services that we provide.
We will ensure application of the same standards of privacy protection as set out in this Privacy Policy regardless of the international transfer or processing of Customer Data. To the extent required by, and in accordance with, applicable data protection laws, we rely on appropriate or suitable safeguards in respect of international transfers of Customer Data, including:

◾	Using standard contractual clauses approved by relevant authorities as ensuring adequate safeguards.

◾	Obtaining your consent to transfer Customer Data about you after first informing you about the possible risks of such a transfer.

◾
When the transfer is necessary for the performance of a contract between you and us, or if the transfer is necessary for the performance of a contract between us and a third party, and the contract was entered into in your interest.

◾	When the transfer is necessary to establish, exercise or defend legal claims.

HOW LONG DO WE RETAIN CUSTOMER DATA?
We retain Customer Data only for as long as is necessary for the purposes set out in this Privacy Policy, subject to your rights, under certain circumstances, to have your Customer Data erased. When deciding how long to retain Customer Data, we take into account our legal and regulatory obligations, the amount, nature and sensitivity of the Customer Data, the potential risk of harm from unauthorized use or disclosure of Customer Data, the purposes for which we process Customer Data and whether we can achieve those purposes through other means. We may also retain Customer Data to investigate or defend against potential legal claims in accordance with the limitation periods of countries where legal action may be brought.

INDIVIDUAL RIGHTS
Individuals in the US, the EEA and/or the UK, and individuals in other jurisdictions whose Customer Data is subject to the California Consumer Privacy Act, GDPR and/or the UK GDPR, have certain rights in relation to their Customer Data. Subject to certain limitations, these rights include the right for individuals to: (i) request access to and rectification or erasure of their Customer Data; (ii) restrict or object to the processing of their Customer Data; and (iii) obtain a copy of their Customer Data in a portable format. Individuals may also have the right to lodge a complaint about the processing of Customer Data with a data protection or supervisory authority.

QUESTIONS
Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.
Individuals in some U.S. jurisdictions, including California, have certain data subject rights. These rights vary, but they may include the right to: (i) request access to and rectification or erasure of their personal data; (ii) restrict or object to the processing of their personal data; and (iii) obtain a copy of their personal data in a portable format. Individuals may also have the right to lodge a complaint about the processing of personal data with a data protection authority. If you wish to exercise any of these rights please contact us by email or by regular mail at the address at the end of this policy.

REMINDER ABOUT TCW’S FINANCIAL PRODUCTS
Financial products offered by The TCW Group, Inc. and its subsidiaries, affiliates, and funds:

◾	Are not guaranteed by a bank;

◾	Are not obligations of The TCW Group, Inc. or of its subsidiaries, affiliates, and funds;

◾	Are not insured by the Federal Deposit Insurance Corporation; and

◾	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.
Attention: Chief Privacy Officer | 515 South Flower Street, Los Angeles, CA 90071 | email: privacy@tcw.com

TCW Private Asset Income Fund, Inc.
515 South Flower Street
Los Angeles, CA 90071
800 386 3829
tcw.com

Board of Trustees
Patrick C. Haden
Martin Luther King III
Peter McMillan
Victoria B. Rogers
Robert G. Rooney
Michael Swell
Andrew Tarica
David Vick
Richard M. Villa

Adviser
TCW Asset Backed Finance
Management Company LLC
515 South Flower Street
Los Angeles, CA 90071

Custodian & Administrator
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016

Transfer Agent, Dividend Reinvestment, Disbursment Agent and Registar
U.S. Bancorp Fund Services LLC
d/b/a U.S. Bank Global Fund Services
615 East Michigan Street, Milwaukee,
WI 53202

Officers
Richard M. Villa
President, Principal Executive Officer,
Treasurer, Principal Financial Officer,
and Principal Accounting Officer

Drew Bowden
Executive Vice President

Eric Chan
Assistant Treasurer

Peter Davidson
Vice President and Secretary

Lisa Eisen
Tax Officer

Alenoush Terzian
Chief Compliance Officer and
Anti-Money Laundering Officer
Independent Registered Public Accounting Firm Deloitte & Touche LLP 555 West 5th Street, Suite 2700 Los Angeles, CA 90013 For Additional Information Call 800 FUND TCW (800 386 3829) or visit tcw.com

A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to it’s portfolio’s securities during the most recent 12‑month period ending June 30 are available (i) without charge, upon request, by calling 800 386 3829; (ii) on the Securities and Exchange Commission’s website at www.sec.gov.
In addition to its annual and semi-annual reports, the Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT‑P. Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
To reduce expenses, we may mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 800 386 3829 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.
This report is submitted for general information to the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus, which includes details regarding the Fund’s objectives, policies, expenses and other information.

(b)	Not applicable.

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for this filing.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 16.	Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	Not applicable.

(a)(3)	EX-99.CERT – The certification required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) is filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	EX-99.906CERT – The certification required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act is filed herewith.

(101) Inline Interactive Data File—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Private Asset Income Fund

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
President, Principal Executive Officer, Treasurer,
Principal Financial Officer, and Principal Accounting Officer

Date	September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
President, Principal Executive Officer, Treasurer,
Principal Financial Officer, and Principal Accounting Officer

Date	September 4, 2026